UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2017

Central Index Key Number of the issuing entity: 0001719959

CD 2017-CD6 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206705-11	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On November 30, 2017, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the CD 2017-CD6 Commercial Mortgage Pass-Through Certificates, Series 2017-CD6 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about November 30, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of fifty-eight (58) commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated November 13, 2017, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated November 13, 2017, between the Registrant and CREFI; and certain of the Mortgage Loans were acquired by the Registrant from Argentic Real Estate Finance LLC (“AREF”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated November 13, 2017, between the Registrant and AREF.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Headquarters Plaza	N/A	Exhibit 99.11
U-Haul SAC Portfolios 14, 15, 17	Exhibit 99.4	Exhibit 99.12
Burbank Office Portfolio	Exhibit 99.5	Exhibit 99.13
Lightstone Portfolio	N/A	Exhibit 99.14
IRG Portfolio	Exhibit 99.4	Exhibit 99.15
Station Place III	Exhibit 99.4	Exhibit 99.16
Moffett Place Building 4	Exhibit 99.4	Exhibit 99.17
Corporate Woods Portfolio	Exhibit 99.6	Exhibit 99.18
Integrated Health Campus	Exhibit 99.7	Exhibit 99.19
Colorado Center	Exhibit 99.8	Exhibit 99.20
Gurnee Mills	Exhibit 99.9	Exhibit 99.21
Cleveland East	Exhibit 99.10	Exhibit 99.22
Arizona Retail Portfolio	N/A	Exhibit 99.23
Covance Business Center	Exhibit 99.4	Exhibit 99.24

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The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Academy Securities, Inc., pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 13, 2017, between the Registrant, the Dealers, as underwriters (collectively, the “Underwriters”), and GACC, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to the Certificate Purchase Agreement, dated as of November 13, 2017, between the Registrant, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as initial purchasers (collectively, the “Initial Purchasers”), and GACC. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 17, 2017 and filed with the Securities and Exchange Commission on November 30, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $935,822,000, on November 30, 2017. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,229,957, were approximately $1,080,707,569. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $100,000 in the form of fees were paid to the Underwriters, $0 were paid to or for the Underwriters and $6,129,957 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $126,103,721, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of November 13, 2017, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Academy Securities, Inc.
	4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
	5.1	Legality Opinion of Sidley Austin LLP, dated November 30, 2017.
	8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 30, 2017 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 17, 2017.
	99.1	Mortgage Loan Purchase Agreement, dated November 13, 2017, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
	99.2	Mortgage Loan Purchase Agreement, dated November 13, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
	99.3	Mortgage Loan Purchase Agreement, dated November 13, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Argentic Real Estate Finance LLC.
	99.4	Pooling and Servicing Agreement, dated as of October 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
	99.5	Trust and Servicing Agreement, dated as of October 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
	99.6	Pooling and Servicing Agreement, dated as of September 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
	99.7	Pooling and Servicing Agreement, dated as of September 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

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99.8	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.
99.9	Pooling and Servicing Agreement, dated as of November 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.10	Pooling and Servicing Agreement, dated as of August 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.
99.11	Agreement Between Note Holders, dated as of October 20, 2017, by and between Citi Real Estate Funding Inc. as initial note A-1 holder and initial note A-2 holder, and Barclays Bank PLC, as initial note A-3 holder and initial note A-4 holder, relating to the Headquarters Plaza Whole Loan.
99.12	Co-Lender Agreement, dated as of October 31, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, Deutsche Bank AG, New York Branch, as note A-2 holder, Deutsche Bank AG, New York Branch, as note A-3 holder, and Deutsche Bank AG, New York Branch, as note A-4 holder, relating to the U-Haul SAC Portfolios 14, 15, 17 Whole Loan.
99.13	Co-Lender Agreement, dated as of September 19, 2017, by and between Deutsche Bank AG, New York Branch, as initial note A-1 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-2 holder, Deutsche Bank AG, New York Branch, as initial note B-1 holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note B-2 holder, relating to the Burbank Office Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of October 31, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the Lightstone Portfolio Whole Loan.
99.15	Co-Lender Agreement, dated as of October 31, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the IRG Portfolio Whole Loan.
99.16	Co-Lender Agreement, dated as of October 3, 2017, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, Citi Real Estate Funding Inc., as initial note A-4 holder, and Citi Real Estate Funding Inc., as initial note A-5 holder, relating to the Station Place III Whole Loan.
99.17	Co-Lender Agreement, dated as of September 28, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, Deutsche Bank AG, New York Branch, as note A-2 holder, Deutsche Bank AG, New York Branch, as note A-3 holder, and Wells Fargo Bank, National Association, as note A-4 holder, relating to the Moffett Place Building 4 Whole Loan.

99.18

Agreement Between Note Holders, dated as of September 7, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1-A holder, Citi Real Estate Funding Inc., as initial note A-1-B holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Citi Real Estate Funding Inc., as intial note A-3 holder, Morgan

Stanley Bank, N.A., as initial note A-4 holder, and Morgan Stanley Bank, N.A., as initial note A-5 holder relating to the Corporate Woods Portfolio Whole Loan.

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99.19	Co-Lender Agreement, dated as of September 28, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the Integrated Health Campus Whole Loan.
99. 20	Agreement between Note Holders, dated as of August 9, 2017, by and between Morgan Stanley Bank, N.A. as initial note A-1 holder and initial note B-1 holder, Deutsche Bank AG, acting through its New York Branch, as initial note A-2 holder and initial note B-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder and initial note B-3 holder, relating to the Colorado Center Whole Loan.
99.21	Agreement between Note Holders, dated as of November 3, 2016, by and between Column Financial, Inc. as initial note A-1A holder and initial note A-1B holder, Wells Fargo Bank, National Association, as initial note A-2A holder and initial note A-2B holder, and Regions Bank, as initial note A-3 holder and initial note A-4 holder, relating to the Gurnee Mills Whole Loan.
99.22	Agreement between Note Holders, dated as of August 4, 2017, by and between SPREF WH III LLC, as initial note A-1 holder, and SPREF WH III LLC, as initial note A-2 holder, relating to the Cleveland East Whole Loan.
99.23	Agreement between Note Holders, dated as of June 9, 2017, by and between Argentic Real Estate Finance LLC, as senior noteholder, and The Bancorp Bank, as junior noteholder, relating to the Arizona Retail Portfolio Whole Loan.
99.24	Co-Lender Agreement, dated as of October 31, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the Covance Business Center Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By: /s/ Matt Smith
Name: Matt Smith
Title: Director

By: /s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Dated: November 30, 2017

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 13, 2017, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 30, 2017.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 30, 2017 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 17, 2017.
99.1	Mortgage Loan Purchase Agreement, dated November 13, 2017, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated November 13, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated November 13, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Argentic Real Estate Finance LLC.
99.4	Pooling and Servicing Agreement, dated as of October 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
99.5	Trust and Servicing Agreement, dated as of October 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
99.6	Pooling and Servicing Agreement, dated as of September 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
99.7	Pooling and Servicing Agreement, dated as of September 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

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99.8	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.
99.9	Pooling and Servicing Agreement, dated as of November 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.10	Pooling and Servicing Agreement, dated as of August 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.
99.11	Agreement Between Note Holders, dated as of October 20, 2017, by and between Citi Real Estate Funding Inc. as initial note A-1 holder and initial note A-2 holder, and Barclays Bank PLC, as initial note A-3 holder and initial note A-4 holder, relating to the Headquarters Plaza Whole Loan.
99.12	Co-Lender Agreement, dated as of October 31, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, Deutsche Bank AG, New York Branch, as note A-2 holder, Deutsche Bank AG, New York Branch, as note A-3 holder, and Deutsche Bank AG, New York Branch, as note A-4 holder, relating to the U-Haul SAC Portfolios 14, 15, 17 Whole Loan.
99.13	Co-Lender Agreement, dated as of September 19, 2017, by and between Deutsche Bank AG, New York Branch, as initial note A-1 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-2 holder, Deutsche Bank AG, New York Branch, as initial note B-1 holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note B-2 holder, relating to the Burbank Office Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of October 31, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the Lightstone Portfolio Whole Loan.
99.15	Co-Lender Agreement, dated as of October 31, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the IRG Portfolio Whole Loan.
99.16	Co-Lender Agreement, dated as of October 3, 2017, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, Citi Real Estate Funding Inc., as initial note A-4 holder, and Citi Real Estate Funding Inc., as initial note A-5 holder, relating to the Station Place III Whole Loan.
99.17	Co-Lender Agreement, dated as of September 28, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, Deutsche Bank AG, New York Branch, as note A-2 holder, Deutsche Bank AG, New York Branch, as note A-3 holder, and Wells Fargo Bank, National Association, as note A-4 holder, relating to the Moffett Place Building 4 Whole Loan.

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99.18	Agreement Between Note Holders, dated as of September 7, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1-A holder, Citi Real Estate Funding Inc., as initial note A-1-B holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Citi Real Estate Funding Inc., as initial note A-3 holder, Morgan Stanley Bank, N.A., as initial note A-4 holder, and Morgan Stanley Bank, N.A., as initial note A-5 holder relating to the Corporate Woods Portfolio Whole Loan.

99.19	Co-Lender Agreement, dated as of September 28, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the Integrated Health Campus Whole Loan.
99. 20	Agreement between Note Holders, dated as of August 9, 2017, by and between Morgan Stanley Bank, N.A. as initial note A-1 holder and initial note B-1 holder, Deutsche Bank AG, acting through its New York Branch, as initial note A-2 holder and initial note B-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder and initial note B-3 holder, relating to the Colorado Center Whole Loan.
99.21	Agreement between Note Holders, dated as of November 3, 2016, by and between Column Financial, Inc. as initial note A-1A holder and initial note A-1B holder, Wells Fargo Bank, National Association, as initial note A-2A holder and initial note A-2B holder, and Regions Bank, as initial note A-3 holder and initial note A-4 holder, relating to the Gurnee Mills Whole Loan.
99.22	Agreement between Note Holders, dated as of August 4, 2017, by and between SPREF WH III LLC, as initial note A-1 holder, and SPREF WH III LLC, as initial note A-2 holder, relating to the Cleveland East Whole Loan.
99.23	Agreement between Note Holders, dated as of June 9, 2017, by and between Argentic Real Estate Finance LLC, as senior noteholder, and The Bancorp Bank, as junior noteholder, relating to the Arizona Retail Portfolio Whole Loan.
99.24	Co-Lender Agreement, dated as of October 31, 2017, by and between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the Covance Business Center Whole Loan.

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